UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

METRO ONE TELECOMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27024	93-0995165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Gould Street, Suite 2990 Sheridan, Wyoming	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 683-0855

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Metro One Telecommunications, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1:	Election of three (3) directors to the Board of Directors of the Company (the “Board”) to hold office until the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are elected or appointed.

Proposal 2:	Ratification of the appointment of B.F. Borgers PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We had 271,635,247 shares of common stock outstanding on April 6, 2023, the record date for the Annual Meeting.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable. The results were as follows:

Proposal 1 – Election of Directors:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Elchanan (Nani) Maoz	154,874,480	21,718	2,471,387
James A. Brodie	154,874,519	21,679	2,471,387
Jonah Meer	154,874,494	21,704	2,471,387

Proposal 2: Ratification of the appointment of B.F. Borgers PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
157,349,853	950	16,782	-

No other matters were considered or voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.

Dated: June 9, 2023	By:	/s/ Elchanan Maoz
Name: Elchanan Maoz
Title: Chief Executive Officer, President and Director

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